EXHIBIT 99.1

IN THE COURT OF COMMON PLEAS OF CHESTER COUNTY PENNSYLVANIA

	:	CIVIL ACTION – LAW
PETER D’ARCY, CHIU JEN-TING, and	:
STAN EMANUEL, derivatively on	:
behalf of USA TECHNOLOGIES, INC.	:
:
Plaintiffs,	:
v.	:
:
	:	No. 2021-00638-TT
:
STEPHEN P. HERBERT, PRIYANKA	:
SINGH, MAEVE DUSKA, GEORGE	:
HARRUM, MICHAEL K. LAWLOR,	:
ALBIN F. MOSCHNER, STEVEN D.	:
BARNHART, JOEL BROOKS, ROBERT	:
L. METZGER, WILLIAM J. REILLY, JR.,	:
and WILLIAM J. SCHOCH,	:
:
Defendants,	:
:
and	:
:
USA TECHNOLOGIES, INC.,	:
a Pennsylvania Corporation,	:
:
Nominal Defendant.	:
NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION
TO:
ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF USA TECHNOLOGIES, INC. AS OF JANUARY 22, 2021, INCLUDING ANY AND ALL OF THEIR RESPECTIVE SUCCESSORS IN INTEREST, PREDECESSORS, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS OR TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER ANY AND EACH OF THEM.

PLEASE READ ALL OF THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS OF THIS LAWSUIT.  IF THE COURT APPROVES THE PROPOSED SETTLEMENT OF THIS LAWSUIT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT AND RELATED MATTERS AND FROM PURSUING THE RELEASED CLAIMS (AS DEFINED BELOW IN SECTION VII).

PLEASE NOTE THAT THIS LAWSUIT IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO SEEK COMPENSATION AS A RESULT OF THE SETTLEMENT OF THIS LAWSUIT.
I.	PURPOSE OF THIS NOTICE
The purpose of this Notice is to inform you about the above-captioned shareholder derivative action (the “Derivative Action”) brought by Plaintiffs Peter D’Arcy, Chiu Jen-Ting, and Stan Emanuel (“Plaintiffs”) on behalf of nominal defendant USA Technologies, Inc. (“USAT”), which is now pending in the Court of Common Pleas of Chester County, Pennsylvania (the “Court”) and the proposed settlement (the “Settlement”) of the Derivative Action.  This Notice is being provided pursuant to the Court’s Order preliminarily approving the Settlement.  This Notice also informs you of your right to participate in a hearing to be held on March 29, 2021, at 10:30 a.m at the Chester County Court of Common Pleas, 201 West Market Street, West Chester, Pennsylvania 19380 (the “Settlement Hearing”), to determine: (1) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders (as defined in Section VII, below) pursuant to Pa. R.C.P. 1506(d); (2) whether to enter judgment dismissing the Derivative Action with prejudice and releasing all Released Persons (as defined in Section VII, below) from all Released Claims (as defined in Section VII, below); (3) whether the requirements of the Pennsylvania Rules of Civil Procedure and due process have been satisfied in connection with this Notice and the Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (the “Summary Notice”); and (4) if the Court approves the Settlement whether the Court should approve Plaintiffs’ Counsel’s request for the Fee and Expense Amount (as defined in Section XI, below) and Plaintiffs’ request for Service Awards (as defined in Section XI, below) as agreed to by the Settling Parties (as defined in Section III, below), as well as to consider such other matters as may properly come before the Court.1
THE FOLLOWING RECITATIONS ARE MADE BY THE SETTLING PARTIES TO THE DERIVATIVE ACTION.  THE COURT HAS NOT RULED ON THE MERITS OF THE DERIVATIVE ACTION.
II.         BACKGROUND OF THE LAWSUIT
On October 12, 2018, October 18, 2018, and August 2, 2019, Plaintiffs sent litigation demand letters (the “Demands”) to USAT’s Board of Directors (the “Board”) contending that certain then-current and former officers and directors – namely, Stephen P. Herbert, Priyanka Singh, Maeve Duska, George Harrum, Michael K. Lawlor, Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch (the “Individual Defendants,” and together with USAT, the “Defendants”) breached their fiduciary duties in connection with (1) the issuance of alleged false and misleading statements regarding

1 “Plaintiffs’ Counsel” means Johnson Fistel, LLP, The Weiser Law Firm, P.C., and The Brown Law Firm, P.C., and any other law firm that appeared for the Plaintiffs. All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation and Agreement of Settlement (“Stipulation”) dated January 22, 2021.

USAT’s financial status; and (2) the Individual Defendants’ alleged failure to maintain proper internal controls at the Company.

III.        THE SETTLING PARTIES’ SETTLEMENT NEGOTIATIONS
On January 21, 2020 and February 17, 2020, in an effort to resolve the claims in the Demands, Plaintiffs’ Counsel submitted detailed settlement demands to counsel for USAT.

On February 27, 2020, the Settling Parties attended a full day mediation in New York, New York supervised by Judge Daniel Weinstein (Ret.) of JAMS ADR.  Although a settlement was not reached at the mediation, the Settling Parties continued negotiations throughout the summer of 2020 regarding potential changes to the Company’s corporate governance structure that would address the allegations detailed in the Demands.

Plaintiffs and Defendants reached an agreement in principle to settle all claims raised in the Derivative Action (the “Settlement”), and entered into the Stipulation memorializing the terms of the Settlement.
IV.       CLAIMS OF THE PLAINTIFFS AND BENEFITS OF THE SETTLEMENT
Plaintiffs and Plaintiffs’ Counsel believe that the issues raised in the Demands and the claims subsequently asserted in the Derivative Action have merit, and Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged.  Nonetheless, Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the accompanying Stipulation.  In so doing, Plaintiffs and Plaintiffs’ Counsel recognize the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and any appeal(s).  Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation.  Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action.  Based on their investigation and evaluation (detailed below), Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of USAT and its shareholders.

Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing USAT’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Action and the potential defenses thereto; (iv) preparing and issuing the respective Demands; (v) preparing mediation statements; (vi) preparing and filing the complaint; (vii) reviewing and analyzing relevant pleadings in related litigation, including but not limited to the related consolidated shareholder class action filed in the United States District Court for the District of New Jersey, and transferred to the United States District Court for the Eastern District of Pennsylvania, captioned In re USA Tech., Sec. Litig., Case No. 2:19-cv-4565 (Sept. 11,

2018) (the “Related Securities Class Action”), and evaluating the merits of, and Defendants’ liability in connection with, the Related Securities Class Action and the Derivative Action; (viii)  reviewing the Company’s existing corporate governance policies and preparing extensive settlement demands that proposed detailed reforms to the Company’s corporate governance; (ix) participating in extensive, prolonged settlement discussions, including an in-person mediation held on February 27, 2020, as well as continued negotiations directly with USAT’s counsel; and (x) negotiating the Stipulation and all exhibits thereto.
V.        THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING
The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action.  Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to USAT; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiffs, USAT, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Demands, the Derivative Action, or otherwise.  The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of USAT and its shareholders.

The Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.  The Stipulation (including all of the exhibits hereto) and the Settlement shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

THE COURT HAS NOT DETERMINED THE MERITS OF PLAINTIFFS’ CLAIMS OR THE DEFENSES THERETO.  THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE DERIVATIVE ACTION WERE NOT SETTLED.
VI.       SETTLEMENT CONSIDERATION
In consideration for the Settlement and dismissal with prejudice of the Derivative Action, and the releases described herein, USAT, through the Board, has agreed to adopt and maintain certain corporate governance reforms.  The Settlement consists of, among many other things, certain governance reforms that the Company has made or will make in the future and a commitment to maintain certain reforms for a period of time in the future, including: (i) the creation of a new Chief Compliance Officer or in-house General Counsel position; (ii) engagement of a new independent auditor; (iii) splitting the roles of Chief Executive Officer (“CEO”) and Chairperson of the Board; (iv) the creation of a Board-level Compliance Committee; and (v) creation of a Disclosure and Controls Committee.  These corporate governance reforms are set forth in full in Exhibit A to the Stipulation.

USAT and its Board acknowledge that the reforms to USAT’s corporate governance detailed in Exhibit A confer a substantial and material benefit upon USAT.  USAT and its Board acknowledge that the issuance of the Demands, and the resolution of the Derivative Action, were a substantial factor for the implementation and maintenance of the corporate governance reforms.  Plaintiffs and Defendants believe that the Settlement set forth in the Stipulation is fair, reasonable, and in the best interests of USAT and its shareholders.
VII.      RELEASES
If the Court approves the Settlement, the following releases will occur:  Upon the Effective Date (as defined below) of the Settlement, USAT, each of the Current USAT Shareholders (solely in their capacity as USAT shareholders) and Plaintiffs (acting on their own behalf and derivatively on behalf of USAT) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged and dismissed with prejudice the Released Claims against the Individual Defendants and each and all of the Released Persons, including any and all causes of action or claims (including Unknown Claims) that have and could have been asserted in the Derivative Action by Plaintiffs, USAT or any Current USAT Shareholder derivatively on behalf of USAT against the Released Persons, that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions occurring on or before February 6, 2019 or that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, whether occurring before or after February 6, 2019, relating to USAT’s accounting or financial reporting (except for claims by the Settling Parties to enforce the Settlement).  Nothing about the release will in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) bring any claim against any insurer for any Defendant.
Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel and all Current USAT Shareholders (solely in their capacity as USAT stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Action, including the Demands (except for claims by the Settling Parties to enforce the Settlement).
Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of USAT and its shareholders), USAT, and Current USAT Shareholders (solely in their capacity as USAT shareholders) shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims against any of the Individual Defendants or any other Released Persons (except for claims by the Settling Parties to enforce the Settlement).   Nothing about the release will in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) bring any claim against any insurer for any Defendant.

The releases extend to claims that any of the Plaintiffs, USAT, or any USAT shareholder do not know or suspect exist in his, her, or its favor at the time of the release of the Released Claims, which, if known, would have materially affected the decision to enter into the Settlement (the “Unknown Claims”).  In granting the releases herein, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, USAT, and Current USAT shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits conferred by or under California Civil Code Section 1542, or any other law or principle of common law that is similar, comparable, or equivalent to Section 1542, which reads:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Settling Parties have stipulated and agreed that upon the Effective Date, the Settling Parties and other Current USAT Shareholders shall be deemed to have, and by operation of the Final Order and Judgment shall have, expressly waived, relinquished and released all provisions, rights and benefits conferred by or under California Civil Code Section 1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542.
The Settling Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Released Claims and Released Defendants’ Claims, but it is nonetheless the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Released Claims and Released Defendants’ Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts.  The Settling Parties further acknowledge that the inclusion of “Unknown Claims” in the Released Claims and Released Defendants’ Claims was separately bargained for and was a key element of the Settlement.
*          *          *
The following definitions apply to this Notice:
(1)          The “Effective Date” shall be the first date by which all of conditions specified in ¶ 6.1 of the Stipulation have been met and have occurred.
(2)       “Person” means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

(4)          “Current USAT Shareholder” means any Person who owned USAT common stock as of the Execution Date of the Stipulation and who continues to hold their USAT common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of USAT, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.
(5)          “Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Plaintiffs, USAT, or any USAT shareholder, derivatively on behalf of USAT, have or could have asserted that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions occurring on or before February 6, 2019 or arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, whether occurring before or after February 6, 2019, relating to USAT’s accounting or financial reporting, that was:  (i) alleged in any complaint in the Derivative Action, including the Demands, or (ii) could have been alleged in any complaint in the Derivative Action, including the Demands, or in any other forum.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.  Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) or obtain receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) to bring any claim against any insurer for any Defendant..
(6)          “Released Persons” means, collectively, each of the Individual Defendants, USAT, and each and all of the Related Persons of the Individual Defendants and USAT.  “Released Person” means, individually, any of the Released Persons.
(7)          “Released Defendants’ Claims” means all claims, including Unknown Claims arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action, including the Demands, which any Defendant asserted or could have asserted against the Plaintiffs or Plaintiffs’ Counsel.
VIII.     THE SETTLEMENT HEARING
The Court has scheduled the Settlement Hearing to be held on March 29, 2021, at 10:30 a.m at the Chester County Court of Common Pleas, Courtroom 11, 201 West Market Street, West Chester, Pennsylvania 19380 at which time the Court will consider: (1) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders pursuant to Pa. R.C.P. 1506(d); (2) whether to enter judgment dismissing the Derivative Action with prejudice and releasing all Released Persons from all Released Claims; (3)

whether the requirements of the Pennsylvania Rules of Civil Procedure and due process have been satisfied in connection with this Notice and the Summary Notice; and (4) if the Court approves the Settlement whether the Court should approve Plaintiffs’ Counsel’s request for the Fee and Expense Amount and Plaintiffs’ requests for Service Awards as agreed to by the Settling Parties, as well as to consider such other matters as may properly come before the Court.
The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you.  The Court also has reserved the right to hold the Settlement Hearing telephonically without further notice to you.  If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of USAT at  https://www.usatech.com/legal/ for any change in date, time or format of the Settlement Hearing.
If the Settlement is approved by the Court following the Settlement Hearing as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders, the Court shall enter the Final Order and Judgment, which will, among other things: (1) determine that the requirements of Pa. R.C.P. 1506(d) and due process have been satisfied in connection with this Notice and the Summary Notice provided to Current USAT Shareholders; (2) approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders; (3) dismiss the Derivative Action with prejudice on the merits, as against any and all Defendants, without costs except as provided in the Stipulation, and release Defendants and all other Released Persons from the Released Claims; and (4) determine any award of attorneys’ fees and reimbursement of expenses incurred by Plaintiffs’ Counsel as provided for in Section XI, below.
IX.       YOUR RIGHT TO OBJECT
CURRENT USAT SHAREHOLDERS WHO HAVE NO OBJECTION TO THE PROPOSED SETTLEMENT NEED NOT TAKE ANY FURTHER ACTION.  Any record or beneficial shareholder of USAT as of January 22, 2021 who objects to the Settlement, the Final Order and Judgment proposed to be entered, or the Fee and Expense Amount and Plaintiffs’ request for Service Awards, or who otherwise wishes to be heard (“Objector”), may appear, in person or by attorney, at the Settlement Hearing and present evidence or argument that may be proper and relevant, provided, however, that, unless the Court rules otherwise, no Objector shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon, unless said Objector: (i) files with the Prothonotary of the Court of Common Pleas, West Chester, PA 19380 at least fourteen (14) calendar days before the Settlement Hearing, (a) a notice of an intention to appear that includes proof of current ownership of USAT common stock and (b) papers in support of the objection; and (ii) ensures such notice and papers in support of the objection have been served on and received by counsel identified below at least fourteen (14) calendar days prior to the Settlement Hearing.
James M. Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428
Counsel for Plaintiffs

M. Norman Goldberger
Laura E. Krabill
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599
Counsel for USA Technologies, Inc.

Unless the Court otherwise directs, any USAT shareholder who does not make an objection in the manner provided herein shall be deemed to have waived his, her or its objection and shall forever be barred from making any such objection in this Derivative Action or contesting the terms of this Settlement in any way in any other action or proceeding.
X.        STAY PENDING COURT APPROVAL AND INTERIM INJUNCTION
Pending final determination of whether the Settlement should be approved, all proceedings in the Derivative Action and all further activity between the Settling Parties regarding or directed toward the Derivative Action, save those activities and proceedings relating to the Settlement, shall be stayed.
XI.	THE APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES AND SERVICE AWARDS
After negotiating the principal terms of the Settlement, Plaintiffs’ Counsel and USAT’s Counsel negotiated at arms-length the amount of attorneys’ fees and expenses for Plaintiffs’ Counsel.  As a result of these negotiations, Plaintiffs and Defendants agreed that, subject to approval by the Court, USAT will pay Plaintiffs’ Counsel the Fee and Expense Amount of $500,000.00.  The Settling Parties mutually agree that the Fee and Expense Amount is fair and reasonable in light of the substantial benefits conferred upon USAT and Current USAT Shareholders by the Settlement.
The three Plaintiffs will apply for service awards in the amount of $1,500.00 each (the “Service Awards”), subject to approval by the Court.  The Service Awards shall be funded from the Fee and Expense Amount to the extent that it is approved by the Court.  Defendants take no position on the Service Awards.
XII.      EXAMINATION OF PAPERS AND INQUIRIES
The Derivative Action is being settled on the terms set forth in the Stipulation. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation (and its exhibits), all of which are on file with the Court and also available for review on USAT’s website at https://www.usatech.com/legal/.  For a complete copy of the Stipulation, you are referred to the above website or you may obtain a fuller description of the Derivative Action, the claims and defenses that have been asserted by the Settling Parties and the terms and conditions of the Settlement by contacting counsel for Plaintiffs:

James M. Ficaro

The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428
Phone: (610) 225-2677

DO NOT CALL OR WRITE THE COURT OR USAT REGARDING THIS NOTICE.
For general Court information, such as hours and accessibility, contact (610) 344-6000.

IN THE COURT OF COMMON PLEAS OF
CHESTER COUNTY PENNSYLVANIA

	:	CIVIL ACTION – LAW
PETER D’ARCY, CHIU JEN-TING,	:
and STAN EMANUEL, derivatively on	:
behalf of USA TECHNOLOGIES, INC.	:
:
Plaintiffs,	:
v.	:
:
	:	No.
:
STEPHEN P. HERBERT, PRIYANKA	:
SINGH, MAEVE DUSKA, GEORGE	:
HARRUM, MICHAEL K. LAWLOR,	:
ALBIN F. MOSCHNER, STEVEN D.	:
BARNHART, JOEL BROOKS, ROBERT	:
L. METZGER, WILLIAM J. REILLY, JR.,	:
and WILLIAM J. SCHOCH,	:
:
Defendants,	:
:
and	:
:
USA TECHNOLOGIES, INC.,	:
a Pennsylvania Corporation,	:
:
Nominal Defendant.	:

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement dated January 22, 2021 (the “Stipulation”), is made and entered into by and among the following parties and by and through their respective counsel: (i)  Plaintiffs Peter D’Arcy (“D’Arcy”), Chiu Jen-Ting (“Jen-Ting”), and Stan Emanuel (“Emanuel”) (collectively, “Plaintiffs”), each of whom issued derivative demands for corrective action pursuant to Pennsylvania law (the “Demands”)1 to USA Technologies, Inc. (“USAT” or the

1          Specifically, the Demands refer to, collectively, the demand sent by Mr. D’Arcy on October 12, 2018, the demand sent by Mr. Jen-Ting on October 18, 2018; and the demand sent by Mr. Emanuel on August 2, 2019.
1

“Company”) and its Board of Directors (“Board”) and thereafter commenced the above-captioned litigation in the Court of Common Pleas of Chester County, Pennsylvania (the “Derivative Action”);2 (ii) Defendants Stephen P. Herbert, Priyanka Singh, Maeve Duska, George Harrum, Michael K. Lawlor, Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch, (collectively, the “Individual Defendants”); and (iii) nominal defendant USAT (together with the Individual Defendants, the “Defendants,” and together with Plaintiffs and the Individual Defendants, the “Settling Parties” and individually, the “Settling Party”).  The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims3 upon Court approval and subject to the terms and conditions hereof.
I.	OVERVIEW OF THE DEMANDS

A.	Factual Allegations

1.	Background of the Company

USAT focuses on electronic payment technology.  The Company is best known for its ePort Connect cashless payment technology, which is designed to address the needs of the self-serve retail market.  ePort Connect technology can be found in food and beverage vending machines, commercial or multi-housing laundry operations, amusement and arcade machines, and various other self-service kiosks or point-of-sale terminals.  USAT’s ePort Connect products and

2          Within fifteen (15) days of execution of the Stipulation, Plaintiffs shall file a formal derivative action in the Court of Common Pleas of Chester County, Pennsylvania naming as defendants Stephen P. Herbert, Priyanka Singh, Maeve Duska, George Harrum, Michael K. Lawlor, Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch.
3          All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in ¶ IV.1. herein.
2

services facilitate cashless payments by customers via credit, debit, or mobile payment or digital wallet services.
The Company derives most of its revenue from its ePort Connect technology and more specifically, from ongoing license and transaction fees.  The majority of the Company’s ePort Connect customers pay a monthly fee plus a blended transaction rate on the transaction dollar volume processed by the Company, making connections to the ePort Connect service a driver of the Company’s revenue.  Equipment sales and servicing account for a smaller proportion of the Company’s revenue.
2.	The Company’s Alleged Systemic Internal Controls Issues
According to the Demands, the Individual Defendants caused the Company to disseminate materially false and misleading statements to the investing public concerning its financial results for at least the fiscal year ended June 30, 2017 and the quarters ended September 30, 2017, December 31, 2017, and March 31, 2018.  The Demands alleged that these false disclosures were made or repeated in, among others, USAT’s Form 10-K and 10-Qs filed with the U.S. Securities and Exchange Commission (“SEC”), its registration statement and prospectus (collectively, the “Registration Statement”) for its secondary offering which closed on May 25, 2018 (the “Offering”), Company press releases, earnings conference calls, and other public statements by USAT and its representatives.  The alleged misstatements, which include the overstatement of revenues by approximately $5.5 million and various improperly recorded expenses, required the restatement of these financial statements.  The Demands also allege that, contrary to the Company’s express representations, its financial statements were not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).
On September 11, 2018, before the market opened, USAT issued a press release and filed
3

a Form 8-K with the SEC announcing a delay in the filing of its Annual Report on Form 10-K for fiscal year 2018 and that the Audit Committee of the Board was conducting an internal investigation.
The price of USAT common stock dropped $6.10 per share—or 40%—to close at $9.20 per share on September 11, 2018.
On September 28, 2018, USAT executed a letter agreement with its lenders related to its credit agreement dated November 9, 2017 (“Credit Agreement”), waiving its event of default and extending the time for the Company to provide audited financial statements for fiscal year 2018 until November 15, 2018.  The Demands allege that under the direction of the Individual Defendants, USAT would execute supplemental letter agreements six times between September 29, 2018 and June 27, 2019.  Each of these extensions caused the Company to either pre-pay loans or pay “nonrefundable extension fees.”
On October 1, 2018, USAT issued a press release entitled “USA Technologies, Inc. Provides Update on Form 10-K Filing” and filed a Form 8-K with the SEC announcing a further delay in the filing of its 2018 Form 10-K due to the ongoing internal investigation.
On January 11, 2019, the Company announced that CFO Singh had resigned.
On January 14, 2019, USAT filed a Form 8-K with the SEC announcing the principal findings of the internal investigation of the Audit Committee and the remedial actions to be implemented by the Board as a result.
On February 6, 2019, USAT filed a Form 8-K with the SEC announcing that its independent auditors, RSM US LLP, had resigned.
It was not until October 9, 2019 that the Company filed an annual report with the SEC.  On that date, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30,
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2018 and June 30, 2019 and its Forms 10-Q for the quarters ended September 30, 2018, December 31, 2018, and March 31, 2019 with the SEC which included disclosures and restatements relating to several other reporting periods.
The Demands allege that the Individual Defendants, by virtue of their ability to control the business and corporate affairs of USAT as directors and officers of the Company, must have been aware of purported misconduct that led to the financial restatements.
B.	Settlement Negotiations

On January 21, 2020, in an effort to resolve the claims in the Jen-Ting and Emmanuel Demands, counsel for Jen-Ting and Emmanuel submitted to counsel for USAT a detailed settlement demand.  On February 17, 2020 counsel for D’Arcy also sent a detailed settlement demand.
On February 27, 2020, the Settling Parties attended a full day mediation in New York, New York supervised by the Honorable Daniel Weinstein (Ret.) of JAMS ADR.  Although a settlement was not reached at the Mediation, the Settling Parties continued negotiations throughout the summer of 2020 regarding potential changes to the Company’s corporate governance structure that would address the allegations detailed in the Demands.
II.	CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs and Plaintiffs’ Counsel believe that the issues raised in the Demands and the claims subsequently asserted in the Derivative Action have merit, and Plaintiffs’ entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged.  Nonetheless, Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.  In so
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doing, Plaintiffs and Plaintiffs’ Counsel recognize the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and any appeal(s).  Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation.  Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action.  Based on their investigation and evaluation (detailed below), Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of USAT and its shareholders.
Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing USAT’s press releases, public statements, SEC filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Action and the potential defenses thereto; (iv) preparing and issuing the respective Demands; (v) preparing mediation statements; (vi) preparing and filing the complaint; (vii) reviewing and analyzing relevant pleadings in related litigation, including but not limited to the related consolidated shareholder class action filed in the United States District Court for the District of New Jersey, and transferred to the United States District Court for the Eastern District of Pennsylvania, In re USA Tech., Sec. Litig., Case No. 2:19-cv-4565 (Sept. 11, 2018) (the “Related Securities Class Action”), and evaluating the merits of, and Defendants’ liability in connection with, the Related Securities Class Action and the Derivative Action; (viii)  reviewing the Company’s existing corporate governance policies and preparing extensive settlement demands that proposed detailed reforms to strengthen the Company’s corporate governance; (ix) participating in extensive, prolonged
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settlement discussions, including an in-person mediation held on February 27, 2020, as well as continued negotiations directly with USAT’s counsel; and (x) negotiating this Stipulation and all exhibits hereto.
Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon USAT and its shareholders.  Specifically, the Settlement provides for, inter alia: (i) creation of a new Chief Compliance Officer or in–house General Counsel position; (ii) engagement of a new independent auditor; (iii) splitting the roles of Chief Executive Officer (“CEO”) and Chairperson of the Board; (iv) creation of a Board-level Compliance Committee; and (v) creation of a Disclosure and Controls Committee.  Based upon these reforms as well as Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of USAT and its shareholders, and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein.
III.	INDIVIDUAL DEFENDANTS’ DENIAL OF WRONGDOING AND LIABILITY

The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action.  Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to USAT; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiffs, USAT, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Demands, Derivative Action, or otherwise.  The Individual Defendants have further asserted,
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and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of USAT and its shareholders.
The Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.  Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever
IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (acting on their own behalf, and derivatively on behalf of USAT), by and through their respective attorneys of record, the Individual Defendants, and USAT, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Derivative Action and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Action shall be dismissed with prejudice as to the Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:
1.          Definitions
As used in this Stipulation, the following terms have the meanings specified below:
1.1          “Corporate Governance Reforms” means the measures set forth in Exhibit A attached hereto.
1.2          “Court” means the Court of Common Pleas of Chester County, Pennsylvania.
1.3          “Current USAT Shareholder” means any Person who owned USAT common stock as of the date of the execution of this Stipulation and who continues to hold such USAT common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of USAT, members of their immediate families, and their legal representatives, heirs,
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successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest.
1.4          “Defendants” means, collectively, the Individual Defendants and USAT.
1.5          “Defendants’ Counsel” means Ballard Spahr LLP for USAT; Cozen O’Connor for Herbert; Baker Hostetler LLP for Singh; Faegre Drinker Biddle & Reath LLP for Lawlor; Welsh & Recker, PC for Duska; DLA Piper LLP for Harrum; and Fox Rothschild LLP for Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch.
1.6          “Derivative Action” means the action styled Peter D’Arcy, et al. v. Stephen P. Herbert, et al., pending in the Court.
1.7          “Effective Date” means the first date by which all the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred.
1.8          “Fee and Expense Amount” shall have the meaning defined in ¶ 4.1 hereof.
1.9          “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit E attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed, the Superior Court has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the Superior Court’s decision affirming the Judgment or dismissing the appeal.  For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of Service Awards (as defined in ¶ 4.3 below).  Any proceeding or order,
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or any appeal or complaint for a writ of certiorari pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final.
1.10          “Judgment” means the Final Order and Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.
1.11          “Notice” means the Notice of Pendency of Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit C.
1.12        “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.
1.13          “Plaintiffs” means, collectively, Chiu Jen-Ting, Stan Emanuel, and Peter D’Arcy, each of whom commenced the Derivative Action in the Court of Common Pleas of Chester County, Pennsylvania.
1.14          “Plaintiffs’ Counsel” means Johnson Fistel, LLP, The Weiser Law Firm, P.C., and The Brown Law Firm, P.C., and any other law firm that appeared for the Plaintiffs in the Derivative Action.
1.15          “Related Persons” means each of the Defendants and their past or present agents, attorneys, accountants, auditors, advisors, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, successors, and assigns.
1.16          “Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for
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interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown (as defined in ¶ 1.23 below), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Plaintiffs, USAT, or any USAT shareholder, derivatively on behalf of USAT, have or could have asserted that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions occurring on or before February 6, 2019 or arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, whether occurring before or after February 6, 2019, relating to USAT’s accounting or financial reporting, that was:  (i) alleged in any complaint in the Derivative Action, including the Demands, or (ii) could have been alleged in any complaint in the Derivative Action, including the Demands, or in any other forum.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.  Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) bring any claim against any insurer for any Defendant.
1.17          “Released Defendants’ Claims” means all claims, including Unknown Claims (as defined in ¶ 1.23 below), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action, including the Demands, which any Defendant asserted or could have asserted against the Plaintiffs or Plaintiffs’ Counsel.
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1.18          “Released Persons” means, collectively, each of the Individual Defendants, USAT, and each and all of the Related Persons of the Individual Defendants and USAT.  “Released Person” means, individually, any of the Released Persons.
1.19          “Settlement” means the agreement, terms, and conditions contained in this Stipulation and its exhibits.
1.20          “Settlement Hearing” means any hearing or hearings at which the Court will consider final approval of the Settlement.
1.21          “Settling Parties” means, collectively, each of the Plaintiffs and each of the Defendants; “Settling Party,” individually, means any of the Settling Parties.
1.22          “Summary Notice” means the summarized Notice substantially in the form of Exhibit D attached hereto.
1.23          “Unknown Claims” means any Released Claims that Plaintiffs, USAT, or any USAT shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons and that, if known by him, her, or it, would have materially affected his, her, or its settlement with, and release of, the Released Persons, or would have materially affected his, her, or its decision not to object to this Settlement.  With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, USAT, and its shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits conferred by or under California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF
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KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Plaintiffs, USAT, and each USAT shareholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or Unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, but Plaintiff, USAT, and each USAT shareholder shall expressly, fully, finally and forever settle and release, and upon the Effective Date and by operation of the Judgment shall have settled and released, fully, finally, and forever, any and all Released Claims as applicable without regard to the subsequent discovery or existence of such different or additional facts.  The Settling Parties acknowledge, and the USAT shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.
1.24          “USAT” or the “Company” means USA Technologies, Inc., a Pennsylvania corporation with its headquarters in Malvern, Pennsylvania, including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.
2.	Adoption of Corporate Governance Reforms and Acknowledgment of Benefits Resulting from the Demands
2.1          The USAT Board will adopt, implement, and maintain the Corporate Governance Reforms upon the terms and conditions set forth in Exhibit A attached hereto within a period of sixty (60) calendar days from the issuance of an order from the Court finally approving the Settlement.
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2.2          The Board will adopt resolutions and amend committee Charters and/or Bylaws, as appropriate, to ensure adherence to the terms of the Corporate Governance Reforms set forth in Exhibit A attached hereto, the majority of which will remain in effect for a period of no less than four (4) years following the Effective Date of the Settlement (unless otherwise stated in Exhibit A).  If a corporate governance provision is eliminated or modified during that time period, a majority of the independent directors of the  Board may adopt a substitute policy, procedure, or control designed to accomplish the goals of the measures that are the subject of this agreement if a majority of the independent directors of the Board determines in a good faith exercise of their business judgment that a policy, procedure, or control is unexpectedly and unnecessarily inefficient and expensive, or conflicts with any law, regulation, or rule to which the Company is subject.  By entering into the Stipulation, USAT certifies that it is not currently aware of any such law, regulation, or rule to which the Company is subject that would trigger application of the foregoing provision.
2.3          USAT and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms detailed in Exhibit A attached hereto confer substantial and material benefits upon the Company, and that the issuance of the Demands, and the resolution of the Derivative Action, were a substantial factor for the implementation and maintenance of the Corporate Governance Reforms detailed in Exhibit A attached hereto.
3.          Notice and Approval
3.1          Within seven (7) calendar days of Plaintiffs filing a formal derivative action in the Court of Common Pleas of Chester County, Pennsylvania, as contemplated by this Stipulation, Plaintiffs shall submit this Stipulation, together with its exhibits, to the Court and shall apply for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit B attached hereto, requesting (i) preliminary approval of the Settlement set forth in this Stipulation;
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(ii) approval of the form and manner of providing Notice of the Settlement (as defined below in ¶ 3.2); and (iii) a date for the Settlement Hearing.
3.2          The Notice of Proposed Settlement (the “Notice”) shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit C.
3.3          USAT shall undertake the administrative responsibility for publication of the Notice as set forth herein and shall be responsible for paying the costs and expenses related thereto.  Within ten (10) calendar days after the entry of the Preliminary Approval Order, USAT shall file a Form 8-K with the SEC, which shall include as attachments the Notice and the Stipulation, and shall cause the Summary Notice to be published through the Investor’s Business Daily.  Also within ten (10) calendar days after the entry of the Preliminary Approval Order, that Form 8-K with attachments shall be made available on the Company’s website until the final Settlement Hearing before the Court.  If additional notice is required by the Court, then the cost and administration of such additional notice will be borne by USAT.  The Settling Parties believe the content of the Notice and Summary Notice, and the manner of providing the notice of the Settlement, as set forth in this paragraph, constitute adequate and reasonable notice of the Settlement to all Persons entitled to receive such notice pursuant to applicable law and due process.  Seven (7) calendar days prior to the Settlement Hearing, Defendants shall file with the Court an appropriate affidavit or declaration with respect to the filing of the Notice and Stipulation via a Form 8-K with the SEC, the availability of such filing on the Company’s website, and the publication of the Summary Notice through the Investor’s Business Daily.
3.4          The Settling Parties agree to request that the Court hold a Settlement Hearing in the Derivative Action within sixty (60) calendar days after notice of the Settlement is given, during
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which the Court will consider and determine whether the Judgment, substantially in the form of Exhibit E attached hereto, should be entered (a) approving the terms of the Settlement as fair, reasonable, and adequate, and (b) dismissing with prejudice the Derivative Action against the Defendants.
3.5          Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the Derivative Action should continue to be stayed (with the exception of any proceedings necessary to effectuate the consummation and final approval of the Settlement) and not to initiate any other proceedings other than those related to the Settlement itself.
4.	Plaintiffs’ Counsel’s Separately Negotiated Attorneys’ Fees and Expenses
4.1          After negotiating the principal terms of the Settlement, the Settling Parties, acting by and through their respective counsel, then turned to separately negotiate the attorneys’ fees and expenses USAT would pay to Plaintiffs’ Counsel in consideration for the substantial benefits conferred upon USAT and its shareholders by the Settlement.  After considering the merits of each side’s position, the value for the risks Plaintiffs’ Counsel undertook in commencing and prosecuting the matter on a contingency basis, and the value of the results achieved for the Company, USAT has agreed to pay $500,000.00 in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”), to Plaintiffs’ Counsel.  In light of the substantial benefits conferred by Plaintiffs’ Counsel’s efforts, which USAT and the Board, including each of its independent, non-defendant directors, expressly acknowledge, the Settling Parties believe that the Settlement, including the agreed upon Fee and Expense Amount, is, in all respects, fair, reasonable, and in the best interests of the Company and its shareholders.
4.2          Payment of the Fee and Expense Amount shall be made to the escrow account of The Weiser Law Firm, P.C. for the benefit of Plaintiffs’ Counsel, within fifteen (15) calendar days of (i) the entry of an order from the reviewing Court preliminarily approving the Settlement, or (ii)
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the date on which Plaintiffs’ Counsel provides sufficient written payment instructions to USAT’s counsel, whichever is later, and shall be held in escrow until entry of an order by the Court granting final approval of the Settlement and approving the fees and expenses, notwithstanding the existence of any collateral attacks on the Settlement, including without limitation, any objections or appeals.  In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the Order and Final Judgment is reversed or vacated or materially altered, within fifteen (15) business days after written notification is sent by USAT’s counsel, The Weiser Law Firm, P.C. shall refund the Fee and Expense Amount to USAT by wire transfer in accordance with the instructions to be provided by USAT’s counsel.  Neither USAT nor any other Released Persons shall have any obligations with respect to Plaintiffs’ Counsel’s fees and/or expenses beyond the Fee and Expense Amount.
4.3          The Settling Parties further stipulate that Plaintiffs may apply to the Court for service awards not to exceed $1,500.00 per plaintiff (“Service Awards”) to be paid out of such Fee and Expense Amount awarded by the Court, and neither the Company nor the Individual Defendants will oppose any such awards consistent with such limits.
4.4          The payment of the Fee and Expense Amount pursuant to ¶¶ 4.1 and 4.2 hereof shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection with the Demands and the Derivative Action.
5.          Releases
5.1          Upon the Effective Date, Plaintiffs (acting on their own behalf, and derivatively on behalf of USAT and its shareholders), USAT, and any other shareholder (other than the Individual Defendants) purporting to act on behalf of USAT, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and
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dismissed with prejudice the Released Claims against the Individual Defendants and each and all of the Released Persons.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.  Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c)  pursue any claims against any insurer for any Defendant.
5.2         Upon the Effective Date, Plaintiffs (acting on their own behalf, and derivatively on behalf of USAT and its shareholders), USAT, and any other shareholder purporting to act on behalf of USAT, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Individual Defendants or any other Released Persons.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.  Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c)  pursue any claims against any insurer for any Defendant.
5.3          Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against each and all of the Plaintiffs, Plaintiffs’ Counsel, and all Current USAT Shareholders (solely in their capacities as USAT shareholders).  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.  Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any
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recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) pursue any claims against any insurer for any Defendant.
6.	Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination
6.1          The Effective Date shall be conditioned on the occurrence of all of the following events:
a.          Court approval of the method of providing Notice, substantially in the form of Exhibit C attached hereto;
b.          dissemination of the Notice as set forth in ¶ 3.3;
c.         entry of the Judgment, substantially in the form of Exhibit E attached hereto, approving the Settlement without awarding costs to any party, except as provided herein;
d.          the payment of the Fee and Expense Amount and any Service Awards in accordance with ¶¶ 4.1-4.3; and
e.          the passing of the date upon which the Judgment becomes Final.
6.2          If any of the conditions specified above in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated subject to ¶ 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation.
6.3          If for any reason the Effective Date does not occur, the Judgment does not become Final, or if this Stipulation is canceled or terminated in accordance with its terms: (a) all Settling Parties shall be restored to their respective positions in the Derivative Action that existed immediately prior to the date of execution of this Stipulation; (b) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be refunded and returned to USAT within ten (10) business days after written notification is sent by USAT’s counsel; (d) the terms and provisions of this Stipulation (other than those set forth in ¶¶  IV.6.2-
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6.3, and IV.8.5- 8.6 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose; and (e) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Action, or in any other action or proceeding.
6.4          No order of the Court, modification, or reversal on appeal of any order of the Court concerning the Fee and Expense Amount or Service Awards awarded by the Court shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.
7.          Bankruptcy
7.1          In the event any proceedings by or on behalf of USAT, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their commercially reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of the Stipulation and Court approval of the Settlement in a timely and expeditious manner.  By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement.
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7.2          If any Bankruptcy Proceedings by or on behalf of USAT are initiated prior to the payment of the Fee and Expense Amount, the Settling Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment, or finding that the payment of the Fee and Expense Amount by USAT does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount by USAT does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction.  In addition, in the event of any Bankruptcy Proceedings by or on behalf of USAT, the Settling Parties agree that all dates and deadlines in the Derivative Action, if any, or any dates and deadlines associated with the appeal of the Derivative Action, if any, will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Settlement.
8.          Miscellaneous Provisions
8.1          The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously.
8.2          The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and USAT and USAT’s shareholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims.  The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense.  The Judgment shall contain a finding that, during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of the Pennsylvania Rules of
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Professional Conduct and all other similar laws relating to the institution, prosecution, defense, or settlement of this Derivative Action.  The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients’ claims or defenses.
8.3          Any planned, proposed or actual sale, merger or change-in-control of USAT shall not void this Stipulation. The Stipulation shall run to the Settling Parties’ respective successors-in-interest. In the event of a planned, proposed or actual sale, merger or change-in-control of USAT, the Settling Parties shall continue to seek court approval of the Settlement expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Amount.
8.4          Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those to enforce the provisions of the Settlement itself, provided, however, that USAT, the Individual Defendants, and any Released Person may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.
8.5          Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or USAT; or (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum.  Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement,
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and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.
8.6          All designations and agreements made and orders entered during the course of this Derivative Action relating to the confidentiality of documents or information shall survive this Settlement.
8.7          All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
8.8          In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.
8.9          This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest.
8.10          This Stipulation shall be deemed drafted equally by all parties hereto.
8.11          This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or covenants have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents.
8.12          The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Demands and/or the Derivative Action, and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of
23

the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed.
8.13          It is understood by the Settling Parties that except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.
8.14          Except as otherwise expressly provided herein, all parties, including all Individual Defendants, USAT, Defendants’ Counsel, Plaintiffs, and Plaintiffs’ Counsel, shall bear their own fees, costs, and expenses.
8.15          Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.
8.16          Plaintiffs represent and warrant that they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.
8.17          Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto hereby represents and warrants that such Person has the full authority to do so.
8.18          This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.
24

8.19          Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party.
8.20         The Stipulation and the exhibits attached hereto may be executed in one or more counterparts.  A facsimiled or PDF signature shall be deemed an original signature for purposes of this Stipulation.  All executed counterparts, including facsimile and/or PDF counterparts, shall be deemed to be one and the same instrument.  A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
8.21        Without affecting the finality of the Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto.
8.22          This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, delivered, and wholly performed in the Commonwealth of Pennsylvania, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the Commonwealth of Pennsylvania without giving effect to Pennsylvania’s choice-of-law principles.
8.23          The headings herein are used for the purpose of convenience only and are not meant to have legal effect.
25

8.24          Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.
8.25          Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.
IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.
Dated: January 22, 2021
/s/ MICHAEL I. FISTEL, JR.
MICHAEL I. FISTEL, JR. Johnson Fistel, LLP 40 Powder Springs Street Marietta, GA 30064 Telephone: (470) 632-6000 michaelf@johnsonfistel.com Attorney for Stan Emanuel
Dated: January 22, 2021
/s/ JAMES M. FICARO
JAMES M. FICARO The Weiser Law Firm, P.C. 22 Cassatt Avenue Berwyn, PA 19312 Telephone: (610) 225-2677 jmf@weiserlawfirm.com Attorney for Chiu Jen-Ting

26

Dated: January 22, 2021
/s/ TIMOTHY BROWN
TIMOTHY BROWN The Brown Law Firm, P.C. 240 Townsend Square Oyster Bay, NY 11771 Telephone: (516) 922-5427 tbrown@thebrownlawfirm.net Attorney for Peter D’Arcy
Dated: January 22, 2021	/s/ Laura E. Krabill

Norman Goldberger
Laura E. Krabill

Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599
Telephone: (215) 864-8848
goldbergerm@ballardspahr.com
krabilll@ballardspahr.com
Counsel for USA Technologies, Inc.

Dated: January 22, 2021
/s/ Rachel Collins Clarke
Stephen Miller Rachel Collins Clarke Cozen O'Connor One Liberty Place 1650 Market Street, Suite 2800 Philadelphia, PA 19103 RCollinsClarke@cozen.com Attorney for Stephen P. Herbert

27

Dated: January 22, 2021
/s/ Carl W. Hittinger
Carl W. Hittinger Baker Hostetler LLP Cira Centre, 12th Floor 2929 Arch Street Philadelphia, PA 19104 chittinger@bakerlaw.com Attorney for Priyanka Singh
Dated: January 22, 2021
/s/ Gerald Arth

Abraham Reich
Gerald Arth

Fox Rothschild LLP
2000 Market Street
20th Floor
Philadelphia, PA 19103-3222
GArth@foxrothschild.com

Attorney for Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch

Dated: January 22, 2021
/s/ Catherine M. Recker
Catherine M. Recker WELSH & RECKER, PC 306 Walnut Street Philadelphia, PA 19106 cmrecker@welshrecker.com Attorney for Maeve Duska

28

Dated: January 22, 2021
/s/ Barry Gross
Barry Gross Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103 barry.gross@faegredrinker.com Attorney for Michael Lawlor

Dated: January 22, 2021
/s/ Ilana Eisenstein
Ilana Eisenstein DLA Piper LLP (US) One Liberty Place 1650 Market Street Suite 5000 Philadelphia, Pennsylvania 19103-7300 ilana.eisenstein@dlapiper.com Attorney for George Harrum

29

EXHIBIT A

I.          ACTION TAKEN RESULTING FROM DEMANDS1
USA Technologies, Inc. (“USAT” or “Company”) and its board of directors (“Board”) acknowledge that the Demands were a factor in the following management and Board-level changes and corporate governance reforms implemented at the Company since its receipt of the Demands:.
•	Management- and Board-level Changes:
o	There are no members remaining from the Board that is the subject of the demands.
o	Eight of the nine current directors are completely independent and have no role as officers or employees of the Company.
o	The roles of Chairman of the Board (the “Chairman”) and Chief Executive Officer (“CEO”) have been split with the Chairman being independent.
o	USAT also has a whole new management team, including a new CEO and a new Chief Financial Officer (“CFO”).
o
USAT no longer employs the senior management who were the focus of the shareholders’ demands, including former CEO Steve Herbert, former CFO Priyanka Singh, and former executives Michael Lawlor, Maeve Duska and George Harrum, although Ms. Duska continues to provide consulting services.

•	Corporate Governance Reforms (the “Corporate Governance Reforms”):
o
USAT created new positions of Chief Compliance Officer (“CCO”) and in-house General Counsel (“GC”), and those positions were filled by new officers who had no relationship with the Company during the period that is the subject of the Demands.

o	The Company has also created a Compliance Committee of the Board to which the new CCO reported directly.
o	The CCO also had a dotted line reporting relationship with the new CEO.
o	The Company has instituted and augmented annual training for its employees.
o	The Company has expanded its whistleblower policy which includes a hotline reporting directly to the CCO.
o	The Company has engaged a new independent auditor who was not involved with the Company’s financial reporting that is the subject of the demands

1 The “Demands” refers to the litigation demands made separately on USAT’s board of directors by each of Peter D’Arcy, Chiu Jen-Ting, and Stan Emanuel, and/or any other pending or future matter arising from the same or substantially similar underlying facts and allegations.

The Board will acknowledge as part of any settlement that the Demands were a factor in the implementation of the forgoing changes referenced in § I which were each instituted following receipt of the Demands.
II.          ADDITIONAL CORPORATE GOVERNANCE REFORMS
The Board is also willing to commit that, within sixty (60) days of the issuance of an order finally approving the settlement by the reviewing court, the Board will adopt resolutions to ensure adherence to the following corporate governance reforms, which shall remain in effect for no less than four (4) years, except as otherwise indicated below, from the date of adoption (“Reform Implementation Period”), provided that the Company is registered under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”).
A.          Board of Directors
The Company shall amend its Corporate Governance Guidelines to require that at least three-fourths of the Board be comprised of independent directors. In addition to the standards required by the Nasdaq Stock Market, Inc., a director will be deemed independent only if he or she:
a.	Has not been employed by the Company or by any of its direct or indirect subsidiaries in any capacity within the last (5) calendar years;
b.	Has not served in an interim capacity as an officer of USAT, its subsidiaries, or affiliates within the last three (3) calendar years;
If the Company fails to comply with the independence requirements set forth herein due to one or more vacancies on the Board, or if one or more directors ceases to be independent, USAT shall use its best efforts so that within ninety (90) days it has regained compliance with these requirements.
B.          Lead Independent Director
To the extent the Company does not have a Non-Executive Chairperson at any time during the Reform Implementation Period, it will appoint a Lead Independent Director unless otherwise determined by a majority of the independent directors.
C.          Chief Compliance Officer/General Counsel and Compliance Committee
The Board shall maintain a separate Compliance Committee for at least three years. The Compliance Committee shall be tasked with overseeing the development and implementation of the Company’s compliance and ethics programs, policies and procedures. The Compliance Committee shall consist of two or more independent directors and shall meet at least four times per year and report regularly to the Board on the Compliance Committee’s activities, findings and recommendations. The Compliance Committee shall be responsible for approving, monitoring and reviewing periodically the procedures management establishes to implement the Company’s ethics and compliance policies and programs. It will also oversee the development and implementation of the employee communication and training on ethics and compliance issues and programs. The Compliance Committee will also have responsibility to review and monitor significant compliance risk areas and the steps management takes to monitor, control and report compliance risk exposures. It will also oversee the implementation and maintenance of the whistleblower policy but will not have any responsibility for oversight for whistleblower investigations (including those involving financial or accounting matters or internal controls over financial reporting), which shall be within the oversight responsibility of the Audit Committee.
The Company shall employ a CCO or GC during the Reform Implementation Period. The CCO or GC, at the option of the Board, shall have the responsibility to lead the Company’s compliance function with a focus on regulatory compliance, enterprise risk management, internal controls and Sarbanes-Oxley requirements, in addition to providing governance over the code of ethics and whistleblower hotline. Among other things, the CCO or GC shall be responsible for designing, implementing and overseeing the compliance and ethics policies and practices at the Company and the risk management systems and related policies and procedures. The CCO or GC, at the option of the Board, will report directly to the Compliance Committee of the Board and meet with the Compliance Committee regularly to discuss matters within the Compliance Committee’s oversight responsibilities, including upon request of the Compliance Committee, in executive session.
D.          Disclosure and Controls Committee
The Company shall maintain a separate Disclosure Committee to help ensure: (1) accurate filings with the U.S. Securities and Exchange Commission (“SEC”); (2) strict adherence to proper accounting principles and standards; and (3) adequate internal controls concerning the Company’s audited financial statements.
The Disclosure Committee shall consist of at least five (5) senior officers and/or representatives from the key functional areas of the Company. The Disclosure Committee shall hold regular meetings, including at least one meeting prior to the filing of the Company’s annual and quarterly financial statements and additional meetings from time to time as deemed necessary and appropriate. Outside advisors may be invited to attend Disclosure Committee meetings as deemed necessary or appropriate by the Disclosure Committee in performing its duties and responsibilities. The Disclosure Committee Chairperson shall report any concerns regarding disclosure issues to the Audit Committee.
The responsibilities of the Disclosure Committee shall be to:
a.
Provide information in furtherance of the Company’s controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized, and reported accurately and within the time periods specified in the SEC’s rules and regulations;

b.	Provide information to assist in the evaluation of the effectiveness of the Company’s disclosure controls and procedures as of the end of each quarter and year-end;
c.
Review drafts of the Company’s Exchange Act filings (in particular, Form 10-Qs, Form 10-Ks, and Form 8-Ks to which earnings releases are attached), and any other documents as directed by the Disclosure Committee Chairperson;

d.
Review each such Exchange Act report prior to filing with the SEC to assess the quality and completeness of the disclosures and whether the report is accurate and complete in all material respects; and

e.	Report to and advise the CEO and CFO with respect to the certifications they must provide for the Company’s quarterly and annual reports and any other concerns the Disclosure Committee may have.
E.          Confidential Whistleblower Program
The Board shall require management to adopt written policies protecting whistleblowers, including protecting whistleblowers’ confidentiality, and the Company shall post such policy prominently in its offices and include such policy on the Company’s intranet site if applicable. The Company shall maintain a whistleblower hotline and the calls will be routed to the CCO or GC.
F.          Rotation of Independent Auditor
The Company shall utilize as its independent auditor only a PCAOB-registered accounting firm that complies with the SEC’s lead audit partner rotation requirements.
G.          Employee Training
For at least three years, USAT shall provide the following training sessions, which shall be conducted at least annually, to appropriate Company personnel:
a.
The leadership team and all employees in the sales, product management and business development, marketing, supply chain, financing, and accounting departments, as well as any substantially similar departments, shall receive, on a periodic basis, training on the Company’s revenue recognition and accounting policies, including, among other things, proper transactional terms, prohibited transactional terms, and the approval process for additional or non-standard terms.

b.
All employees shall receive training on the Company’s Code of Business Conduct and Ethics, Whistleblower Policy, the significant and important roles of the finance department and external auditors for a public company, the importance of providing information to the finance department in a transparent and open manner, and the Company’s requirements regarding revenue recognition and financial reporting.

H.          Priority filings
USAT shall carefully consider and assess Company policies and procedures to determine what steps may be taken to avoid untimely filings in the future.

EXHIBIT B

IN THE COURT OF COMMON PLEAS OF CHESTER COUNTY PENNSYLVANIA

	:	CIVIL ACTION – LAW
PETER D’ARCY, CHIU JEN-TING, and	:
STAN EMANUEL, derivatively on	:
behalf of USA TECHNOLOGIES, INC.	:
:
Plaintiffs,	:
v.	:
:
	:	No. 2021-00638-TT
:
STEPHEN P. HERBERT, PRIYANKA	:
SINGH, MAEVE DUSKA, GEORGE	:
HARRUM, MICHAEL K. LAWLOR,	:
ALBIN F. MOSCHNER, STEVEN D.	:
BARNHART, JOEL BROOKS, ROBERT	:
L. METZGER, WILLIAM J. REILLY, JR.,	:
and WILLIAM J. SCHOCH,	:
:
Defendants,	:
:
and	:
:
USA TECHNOLOGIES, INC.,	:
a Pennsylvania Corporation,	:
:
Nominal Defendant.	:

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT
WHEREAS, plaintiffs Peter D’Arcy, Chiu Jen-Ting, and Stan Emanuel (collectively, “Plaintiffs”), defendants Stephen P. Herbert, Priyanka Singh, Maeve Duska, George Harrum, Michael K. Lawlor, Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch (“Individual Defendnats”), and nominal defendant USA Technologies, Inc. (“USAT” or the “Company” and collectively with Individual Defendants, “Defendants”), have made an application, pursuant to Pa. R.C.P. 1506(d), for an order: (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (the “Derivative Action”) in accordance with the Stipulation and

Agreement of Settlement (the “Stipulation”), fully executed on January 22, 2021, which, together with the exhibits annexed thereto, sets forth the terms and conditions of the proposed Settlement, and for dismissal of the Derivative Action with prejudice upon the terms and conditions set forth therein; (ii) approving distribution of the Notice and Summary Notice attached to the Stipulation as Exhibits C and D, respectively; and (iii) scheduling a date for the Settlement Hearing (defined below), pursuant to Pa. R.C.P. 1506(d), for the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, including the amount of attorneys’ fees and expenses for which Plaintiffs’ Counsel has applied;
WHEREAS, all capitalized terms contained herein that are not defined herein shall have the same meanings as set forth in the Stipulation; and
WHEREAS, this Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Settling Parties;
NOW, THEREFORE, IT IS HEREBY ORDERED:
1.       This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein.
2.      The Settlement Hearing shall be held before this Court on _____________ ___, 2021, at ____:_.m. at the Chester County Court of Common Pleas, 201 West Market Street, West Chester, Pennsylvania 19380, to determine: (i) whether the proposed Settlement of the Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and in the best interests of USAT and its shareholders; (ii) whether to approve the Fee and Expense Amount and Service Awards; and (iii) whether the Final Order and Judgment attached as Exhibit E to the Stipulation should be entered herein.

3.      The Court approves, as to form and content, the Notice (attached to the Stipulation as Exhibit C) and Summary Notice (attached to the Stipulation as Exhibit D) and finds that the distribution of the Notice and Summary Notice substantially in the manner and form set forth in ¶ 3.3 of the Stipulation meets the requirements of Pa. R.C.P. 1506(d) and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of the matters set forth therein for all purposes to all Persons entitled to such notice.
4.      Not later than ten (10) calendar days following entry of this Order, USAT shall cause to be filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K that includes, as an exhibit, the Notice and the Stipulation, substantially in the form attached to the Stipulation as Exhibit C.
5.      Not later than ten (10) calendar days following entry of this Order, USAT shall post that Form 8-K on the Company’s website until the Settlement Hearing before this Court.
6.     Not later than ten (10) calendar days following entry of this Order, USAT shall cause a copy of the Summary Notice, substantially in the form attached to the Stipulation as Exhibit D, to be published through the Investor’s Business Daily.
7.      USAT shall be solely responsible for the costs of notice set forth herein.
8.      At least seven (7) calendar days prior to the Settlement Hearing, counsel for USAT shall file with the Court proof, by affidavit or declaration, of such filing, posting, and publication of the Notice and Summary Notice.
9.      All papers filed by the Plaintiffs in support of the Settlement, the Fee and Expense Amount, and Service Awards shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing. The Settling Parties shall file with the Court and serve responses to any objections filed pursuant to ¶ 10 below at least seven (7) calendar days prior to the Settlement Hearing.
10.     Any Current USAT Shareholder who owned USAT common stock as of the date of the Stipulation (and will continue to own share(s) as of the date of the Settlement Hearing) who objects to the Settlement, the Final Order and Judgment to be entered in the Derivative Action, the Fee and Expense Amount, Service Awards, or otherwise wishes to be heard, may appear, in person or by attorney, at the Settlement Hearing and present evidence or argument that may be proper and relevant concerning why the proposed Settlement should not be approved as fair, reasonable, and adequate; why a Final Order and Judgment should not be entered thereon; or why the Fee and Expense Amount or Service Awards should not be approved; provided, however, that unless otherwise ordered by the Court, no Current USAT Shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the proposed Settlement, the Fee and Expense Amount to be awarded to Plaintiff’s Counsel, the Service Awards to be awarded to Plaintiffs or, if approved, the Final Order and Judgment to be entered thereon approving the same, and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless said objector: (i) files with the Court at least fourteen calendar days (14) before the Settlement Hearing, (a) a notice of an intention to appear that includes proof of current ownership of USAT common stock, and (b) papers in support of the objection; and (ii) ensures such notice and papers in support of the objection have been served on and received by counsel identified below at least fourteen (14) calendar days prior to the Settlement Hearing.
James M. Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428

Counsel for Plaintiffs
M. Norman Goldberger
Laura E. Krabill
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599
Counsel for USA Technologies, Inc.
Any Current USAT Shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the Fee and Expense Amount and Service Awards, unless otherwise ordered by the Court, but shall otherwise be bound by the Final Order and Judgment to be entered and the releases to be given.
11.      All Current USAT Shareholders shall be bound by all orders, determinations and judgments in the Derivative Action concerning the Settlement, whether favorable or unfavorable to USAT shareholders.
12.      Pending final determination of whether the Settlement should be approved, no Current USAT Shareholder, either directly, representatively, or in any other capacity, shall commence or further prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.
13.      Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a presumption, concession or admission of, or evidence of, the validity of any of the Released Claims, or of any fault, wrongdoing or liability of any of the Settling Parties, Plaintiffs’ Counsel, Defendants’ Counsel, or Released Persons; or (ii) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a presumption, concession or admission of, or evidence of, any fault, omission, wrongdoing or liability of any of the Settling Parties, Plaintiffs’ Counsel, Defendants’ Counsel, or the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. The Settling Parties, Plaintiff’s Counsel, Defendants’ Counsel, and the Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good-faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
14.      Pending final determination of whether the Settlement should be approved, all proceedings in the Derivative Action and all further activity between the Settling Parties regarding or directed toward the Derivative Action, save those activities and proceedings relating to the Stipulation and the Settlement, shall be stayed.
15.      The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current USAT Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with any shareholder’s derivative rights and the Settlement. The Court may decide to hold the Settlement Hearing telephonically without further notice to Current USAT Shareholders. Any Current USAT Shareholders (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar and/or USAT’s website for any change in date, time or format of the Settlement Hearing.
16.      The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current USAT Shareholders.

IT IS SO ORDERED.
DATED: _________________	______________________ , J.

EXHIBIT C

IN THE COURT OF COMMON PLEAS OF CHESTER COUNTY PENNSYLVANIA

	:	CIVIL ACTION – LAW
PETER D’ARCY, CHIU JEN-TING, and	:
STAN EMANUEL, derivatively on	:
behalf of USA TECHNOLOGIES, INC.	:
:
Plaintiffs,	:
v.	:
:
	:	No. 2021-00638-TT
:
STEPHEN P. HERBERT, PRIYANKA	:
SINGH, MAEVE DUSKA, GEORGE	:
HARRUM, MICHAEL K. LAWLOR,	:
ALBIN F. MOSCHNER, STEVEN D.	:	EXHIBIT C
BARNHART, JOEL BROOKS, ROBERT	:
L. METZGER, WILLIAM J. REILLY, JR.,	:
and WILLIAM J. SCHOCH,	:
:
Defendants,	:
:
and	:
:
USA TECHNOLOGIES, INC.,	:
a Pennsylvania Corporation,	:
:
Nominal Defendant.	:

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION
TO:    ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF USA TECHNOLOGIES, INC. AS OF JANUARY 22, 2021, INCLUDING ANY AND ALL OF THEIR RESPECTIVE SUCCESSORS IN INTEREST, PREDECESSORS, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS OR TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER ANY AND EACH OF THEM.
PLEASE READ ALL OF THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS OF THIS LAWSUIT. IF THE COURT APPROVES THE PROPOSED SETTLEMENT OF THIS LAWSUIT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT AND RELATED MATTERS AND FROM PURSUING THE RELEASED CLAIMS (AS DEFINED BELOW IN SECTION VII).

PLEASE NOTE THAT THIS LAWSUIT IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO SEEK COMPENSATION AS A RESULT OF THE SETTLEMENT OF THIS LAWSUIT.
I.          PURPOSE OF THIS NOTICE
The purpose of this Notice is to inform you about the above-captioned shareholder derivative action (the “Derivative Action”) brought by Plaintiffs Peter D’Arcy, Chiu Jen-Ting, and Stan Emanuel (“Plaintiffs”) on behalf of nominal defendant USA Technologies, Inc. (“USAT”), which is now pending in the Court of Common Pleas of Chester County, Pennsylvania (the “Court”) and the proposed settlement (the “Settlement”) of the Derivative Action. This Notice is being provided pursuant to the Court’s Order preliminarily approving the Settlement. This Notice also informs you of your right to participate in a hearing to be held on __________________, 2021, at __:__ _.m at the Chester County Court of Common Pleas, 201 West Market Street, West Chester, Pennsylvania 19380 (the “Settlement Hearing”), to determine: (1) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders (as defined in Section VII, below) pursuant to Pa. R.C.P. 1506(d); (2) whether to enter judgment dismissing the Derivative Action with prejudice and releasing all Released Persons (as defined in Section VII, below) from all Released Claims (as defined in Section VII, below); (3) whether the requirements of the Pennsylvania Rules of Civil Procedure and due process have been satisfied in connection with this Notice and the Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (the “Summary Notice”); and (4) if the Court approves the Settlement whether the Court should approve Plaintiffs’ Counsel’s request for the Fee and Expense Amount (as defined in Section XI, below) and Plaintiffs’ request for Service Awards (as defined in Section XI, below) as agreed to by the Settling Parties (as defined in Section III, below), as well as to consider such other matters as may properly come before the Court.1
THE FOLLOWING RECITATIONS ARE MADE BY THE SETTLING PARTIES TO THE DERIVATIVE ACTION. THE COURT HAS NOT RULED ON THE MERITS OF THE DERIVATIVE ACTION.
II.          BACKGROUND OF THE LAWSUIT
On October 12, 2018, October 18, 2018, and August 2, 2019, Plaintiffs sent litigation demand letters (the “Demands”) to USAT’s Board of Directors (the “Board”) contending that certain then-current and former officers and directors – namely, Stephen P. Herbert, Priyanka Singh, Maeve Duska, George Harrum, Michael K. Lawlor, Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch (the “Individual Defendants,” and together with USAT, the “Defendants”) breached their fiduciary duties in connection with (1) the issuance of alleged false and misleading statements regarding

1 “Plaintiffs’ Counsel” means Johnson Fistel, LLP, The Weiser Law Firm, P.C., and The Brown Law Firm, P.C., and any other law firm that appeared for the Plaintiffs. All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation and Agreement of Settlement (“Stipulation”) dated January 22, 2021.

USAT’s financial status; and (2) the Individual Defendants’ alleged failure to maintain proper internal controls at the Company.
III.        THE SETTLING PARTIES’ SETTLEMENT NEGOTIATIONS
On January 21, 2020 and February 17, 2020, in an effort to resolve the claims in the Demands, Plaintiffs’ Counsel submitted detailed settlement demands to counsel for USAT.
On February 27, 2020, the Settling Parties attended a full day mediation in New York, New York supervised by Judge Daniel Weinstein (Ret.) of JAMS ADR. Although a settlement was not reached at the mediation, the Settling Parties continued negotiations throughout the summer of 2020 regarding potential changes to the Company’s corporate governance structure that would address the allegations detailed in the Demands.
Plaintiffs and Defendants reached an agreement in principle to settle all claims raised in the Derivative Action (the “Settlement”), and entered into the Stipulation memorializing the terms of the Settlement.
IV.        CLAIMS OF THE PLAINTIFFS AND BENEFITS OF THE SETTLEMENT
Plaintiffs and Plaintiffs’ Counsel believe that the issues raised in the Demands and the claims subsequently asserted in the Derivative Action have merit, and Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged. Nonetheless, Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the accompanying Stipulation. In so doing, Plaintiffs and Plaintiffs’ Counsel recognize the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and any appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action. Based on their investigation and evaluation (detailed below), Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of USAT and its shareholders.
Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i)  reviewing USAT’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Action and the potential defenses thereto; (iv) preparing and issuing the respective Demands; (v) preparing mediation statements; (vi) preparing and filing the complaint; (vii) reviewing and analyzing relevant pleadings in related litigation, including but not limited to the related consolidated shareholder class action filed in the United States District Court for the District of New Jersey, and transferred to the United States District Court for the Eastern District of Pennsylvania, captioned In re USA Tech., Sec. Litig., Case No. 2:19-cv-4565 (Sept. 11,

2018) (the “Related Securities Class Action”), and evaluating the merits of, and Defendants’ liability in connection with, the Related Securities Class Action and the Derivative Action; (viii) reviewing the Company’s existing corporate governance policies and preparing extensive settlement demands that proposed detailed reforms to the Company’s corporate governance; (ix) participating in extensive, prolonged settlement discussions, including an in-person mediation held on February 27, 2020, as well as continued negotiations directly with USAT’s counsel; and (x) negotiating the Stipulation and all exhibits thereto.
V.        THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING
The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to USAT; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiffs, USAT, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Demands, the Derivative Action, or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of USAT and its shareholders.
The Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. The Stipulation (including all of the exhibits hereto) and the Settlement shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
THE COURT HAS NOT DETERMINED THE MERITS OF PLAINTIFFS’ CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE DERIVATIVE ACTION WERE NOT SETTLED.
VI.       SETTLEMENT CONSIDERATION
In consideration for the Settlement and dismissal with prejudice of the Derivative Action, and the releases described herein, USAT, through the Board, has agreed to adopt and maintain certain corporate governance reforms. The Settlement consists of, among many other things, certain governance reforms that the Company has made or will make in the future and a commitment to maintain certain reforms for a period of time in the future, including: (i) the creation of a new Chief Compliance Officer or in-house General Counsel position; (ii) engagement of a new independent auditor; (iii) splitting the roles of Chief Executive Officer (“CEO”) and Chairperson of the Board; (iv) the creation of a Board-level Compliance Committee; and (v) creation of a Disclosure and Controls Committee. These corporate governance reforms are set forth in full in Exhibit A to the Stipulation.

USAT and its Board acknowledge that the reforms to USAT’s corporate governance detailed in Exhibit A confer a substantial and material benefit upon USAT. USAT and its Board acknowledge that the issuance of the Demands, and the resolution of the Derivative Action, were a substantial factor for the implementation and maintenance of the corporate governance reforms. Plaintiffs and Defendants believe that the Settlement set forth in the Stipulation is fair, reasonable, and in the best interests of USAT and its shareholders.
VII.      RELEASES
If the Court approves the Settlement, the following releases will occur: Upon the Effective Date (as defined below) of the Settlement, USAT, each of the Current USAT Shareholders (solely in their capacity as USAT shareholders) and Plaintiffs (acting on their own behalf and derivatively on behalf of USAT) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged and dismissed with prejudice the Released Claims against the Individual Defendants and each and all of the Released Persons, including any and all causes of action or claims (including Unknown Claims) that have and could have been asserted in the Derivative Action by Plaintiffs, USAT or any Current USAT Shareholder derivatively on behalf of USAT against the Released Persons, that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions occurring on or before February 6, 2019 or that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, whether occurring before or after February 6, 2019, relating to USAT’s accounting or financial reporting (except for claims by the Settling Parties to enforce the Settlement). Nothing about the release will in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) bring any claim against any insurer for any Defendant.
Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel and all Current USAT Shareholders (solely in their capacity as USAT stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Action, including the Demands (except for claims by the Settling Parties to enforce the Settlement).
Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of USAT and its shareholders), USAT, and Current USAT Shareholders (solely in their capacity as USAT shareholders) shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims against any of the Individual Defendants or any other Released Persons (except for claims by the Settling Parties to enforce the Settlement). Nothing about the release will in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) bring any claim against any insurer for any Defendant.

The releases extend to claims that any of the Plaintiffs, USAT, or any USAT shareholder do not know or suspect exist in his, her, or its favor at the time of the release of the Released Claims, which, if known, would have materially affected the decision to enter into the Settlement (the “Unknown Claims”). In granting the releases herein, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, USAT, and Current USAT shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits conferred by or under California Civil Code Section 1542, or any other law or principle of common law that is similar, comparable, or equivalent to Section 1542, which reads:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.
The Settling Parties have stipulated and agreed that upon the Effective Date, the Settling Parties and other Current USAT Shareholders shall be deemed to have, and by operation of the Final Order and Judgment shall have, expressly waived, relinquished and released all provisions, rights and benefits conferred by or under California Civil Code Section 1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542.
The Settling Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Released Claims and Released Defendants’ Claims, but it is nonetheless the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Released Claims and Released Defendants’ Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties further acknowledge that the inclusion of “Unknown Claims” in the Released Claims and Released Defendants’ Claims was separately bargained for and was a key element of the Settlement.
*          *          *
The following definitions apply to this Notice:
(1)          The “Effective Date” shall be the first date by which all of conditions specified in ¶ 6.1 of the Stipulation have been met and have occurred.
(2)          “Person” means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

(4)          “Current USAT Shareholder” means any Person who owned USAT common stock as of the Execution Date of the Stipulation and who continues to hold their USAT common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of USAT, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.
(5)          “Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Plaintiffs, USAT, or any USAT shareholder, derivatively on behalf of USAT, have or could have asserted that arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions occurring on or before February 6, 2019 or arise out of or are based on any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, whether occurring before or after February 6, 2019, relating to USAT’s accounting or financial reporting, that was: (i) alleged in any complaint in the Derivative Action, including the Demands, or (ii) could have been alleged in any complaint in the Derivative Action, including the Demands, or in any other forum. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) or obtain receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) to bring any claim against any insurer for any Defendant..
(6)          “Released Persons” means, collectively, each of the Individual Defendants, USAT, and each and all of the Related Persons of the Individual Defendants and USAT. “Released Person” means, individually, any of the Released Persons.
(7)          “Released Defendants’ Claims” means all claims, including Unknown Claims arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action, including the Demands, which any Defendant asserted or could have asserted against the Plaintiffs or Plaintiffs’ Counsel.
VIII. THE SETTLEMENT HEARING
The Court has scheduled the Settlement Hearing to be held on ____________ ____, 2021, at __:__ _.m at the Chester County Court of Common Pleas, Room ___, 201 West Market Street, West Chester, Pennsylvania 19380 at which time the Court will consider: (1) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders pursuant to Pa. R.C.P. 1506(d); (2) whether to enter judgment dismissing the Derivative Action with prejudice and releasing all Released Persons from all

Released Claims; (3) whether the requirements of the Pennsylvania Rules of Civil Procedure and due process have been satisfied in connection with this Notice and the Summary Notice; and (4) if the Court approves the Settlement whether the Court should approve Plaintiffs’ Counsel’s request for the Fee and Expense Amount and Plaintiffs’ requests for Service Awards as agreed to by the Settling Parties, as well as to consider such other matters as may properly come before the Court.
The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of USAT at https://www.usatech.com/legal/ for any change in date, time or format of the Settlement Hearing.
If the Settlement is approved by the Court following the Settlement Hearing as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders, the Court shall enter the Final Order and Judgment, which will, among other things: (1) determine that the requirements of Pa. R.C.P. 1506(d) and due process have been satisfied in connection with this Notice and the Summary Notice provided to Current USAT Shareholders; (2) approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders; (3) dismiss the Derivative Action with prejudice on the merits, as against any and all Defendants, without costs except as provided in the Stipulation, and release Defendants and all other Released Persons from the Released Claims; and (4) determine any award of attorneys’ fees and reimbursement of expenses incurred by Plaintiffs’ Counsel as provided for in Section XI, below.
IX.        YOUR RIGHT TO OBJECT
CURRENT USAT SHAREHOLDERS WHO HAVE NO OBJECTION TO THE PROPOSED SETTLEMENT NEED NOT TAKE ANY FURTHER ACTION. Any record or beneficial shareholder of USAT as of January 22, 2021 who objects to the Settlement, the Final Order and Judgment proposed to be entered, or the Fee and Expense Amount and Plaintiffs’ request for Service Awards, or who otherwise wishes to be heard (“Objector”), may appear, in person or by attorney, at the Settlement Hearing and present evidence or argument that may be proper and relevant, provided, however, that, unless the Court rules otherwise, no Objector shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon, unless said Objector: (i) files with the Prothonotary of the Court of Common Pleas, West Chester, PA 19380 at least fourteen (14) calendar days before the Settlement Hearing, (a) a notice of an intention to appear that includes proof of current ownership of USAT common stock and (b) papers in support of the objection; and (ii) ensures such notice and papers in support of the objection have been served on and received by counsel identified below at least fourteen (14) calendar days prior to the Settlement Hearing.
James M. Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428

Counsel for Plaintiffs
M. Norman Goldberger
Laura E. Krabill
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599
Counsel for USA Technologies, Inc.
Unless the Court otherwise directs, any USAT shareholder who does not make an objection in the manner provided herein shall be deemed to have waived his, her or its objection and shall forever be barred from making any such objection in this Derivative Action or contesting the terms of this Settlement in any way in any other action or proceeding.
X.        STAY PENDING COURT APPROVAL AND INTERIM INJUNCTION
Pending final determination of whether the Settlement should be approved, all proceedings in the Derivative Action and all further activity between the Settling Parties regarding or directed toward the Derivative Action, save those activities and proceedings relating to the Settlement, shall be stayed.
XI.       THE APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES AND SERVICE AWARDS
After negotiating the principal terms of the Settlement, Plaintiffs’ Counsel and USAT’s Counsel negotiated at arms-length the amount of attorneys’ fees and expenses for Plaintiffs’ Counsel. As a result of these negotiations, Plaintiffs and Defendants agreed that, subject to approval by the Court, USAT will pay Plaintiffs’ Counsel the Fee and Expense Amount of $500,000.00. The Settling Parties mutually agree that the Fee and Expense Amount is fair and reasonable in light of the substantial benefits conferred upon USAT and Current USAT Shareholders by the Settlement.
The three Plaintiffs will apply for service awards in the amount of $1,500.00 each (the “Service Awards”), subject to approval by the Court. The Service Awards shall be funded from the Fee and Expense Amount to the extent that it is approved by the Court. Defendants take no position on the Service Awards.
XII.      EXAMINATION OF PAPERS AND INQUIRIES
The Derivative Action is being settled on the terms set forth in the Stipulation. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation (and its exhibits), all of which are on file with the Court and also available for review on USAT’s website at https://www.usatech.com/legal/. For a complete copy of the Stipulation, you are referred to the above website or you may obtain a fuller description of the Derivative Action, the claims and defenses that have been asserted by the Settling Parties and the terms and conditions of the Settlement by contacting counsel for Plaintiffs:

James M. Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428
Phone: (610) 225-2677
DO NOT CALL OR WRITE THE COURT OR USAT REGARDING THIS NOTICE. For general Court information, such as hours and accessibility, contact (610) 344-6000.

EXHIBIT D

IN THE COURT OF COMMON PLEAS OF CHESTER COUNTY PENNSYLVANIA

	:	CIVIL ACTION – LAW
PETER D’ARCY, CHIU JEN-TING, and	:
STAN EMANUEL, derivatively on	:
behalf of USA TECHNOLOGIES, INC.	:
:
Plaintiffs,	:
v.	:
:
	:	No. 2021-00638-TT
:
STEPHEN P. HERBERT, PRIYANKA	:
SINGH, MAEVE DUSKA, GEORGE	:
HARRUM, MICHAEL K. LAWLOR,	:
ALBIN F. MOSCHNER, STEVEN D.	:	EXHIBIT D
BARNHART, JOEL BROOKS, ROBERT	:
L. METZGER, WILLIAM J. REILLY, JR.,	:
and WILLIAM J. SCHOCH,	:
:
Defendants,	:
:
and	:
:
USA TECHNOLOGIES, INC.,	:
a Pennsylvania Corporation,	:
:
Nominal Defendant.	:

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT
OF SHAREHOLDER DERIVATIVE ACTION
TO:   ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF USA TECHNOLOGIES, INC. (“USAT”) AS OF JANUARY 22, 2021 WHO CONTINUE TO HOLD THE STOCK THROUGH THE DATE OF THE SETTLEMENT HEARING (DEFINED BELOW), INCLUDING ANY AND ALL OF THEIR RESPECTIVE SUCCESSORS IN INTEREST, PREDECESSORS, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS OR TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER ANY AND EACH OF THEM.
This Summary Notice announces the proposed settlement (the “Settlement”) of a shareholder derivative action (the “Derivative Action”) initiated by Plaintiffs Peter D’Arcy, Chiu Jen-Ting, and Stan Emanuel (“Plaintiffs”) on behalf of nominal defendant USAT now pending in the Court of Common Pleas of Chester County, Pennsylvania (the “Court”), captioned Peter D’Arcy, et al. v. Stephen P. Herbert, et al., involving certain of USAT’s former officers and directors (the “Individual Defendants”). The existence of the Derivative Action and the Settling Parties’ agreement in principle to settle, the Notice of Pendency of Proposed Settlement of Shareholder Derivative Action (“Notice”), of which this notice is only a summary, and Stipulation and Agreement of Settlement (the “Stipulation”), fully executed on January 22, 2021 (along with its exhibits) were filed by USAT with the U.S. Securities and Exchange Commission as attachments to a Current Report on Form 8-K on ______________ ___, 2021.
The Derivative Action alleges that the Individual Defendants breached their fiduciary duties and committed other violations of law in connection with: (1) the issuance of allegedly false and misleading statements regarding USAT’s financial status; and (2) the Individual Defendants’ alleged failure to maintain proper internal controls at the Company.
The Settlement consists of, among many other things, various corporate governance reforms that have been or will be implemented and maintained by USAT for a period of time after the Settlement. These corporate governance reforms are set forth in full in Exhibit A to the Stipulation.
If you have not already reviewed the full Notice and the Stipulation, those documents are available on USAT’s website at https://www.usatech.com/legal/, and you are encouraged to review them. You may also inspect those documents at the office of the Prothonotary of the Court, West Chester, Pennsylvania 19380, during regular business hours of each business day. This Summary Notice should be read in conjunction with, and is qualified by reference to, the full Notice and the Stipulation.
If you are a record or beneficial shareholder of USAT as of January 22, 2021 (“Current USAT Shareholder”), your rights will be affected by the Settlement described above. The Court will hold a hearing on _______________, 2021, at __:__ _.m at 201 West Market Street, West Chester, Pennsylvania 19380 (the “Settlement Hearing”), at which the Court will consider: (1) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of USAT and Current USAT Shareholders pursuant to Pa. R.C.P. 1506(d); (2) whether to enter judgment dismissing the Derivative Action with prejudice and releasing the Individual Defendants and all Released Persons from all Released Claims; (3) whether the requirements of the Pennsylvania Rules of Civil Procedure and due process have been satisfied in connection with the Notice and this Summary Notice; and (4) if the Court approves the Settlement whether the Court should approve Plaintiffs’ Counsel’s request for the $500,000 Fee and Expense Amount and Plaintiffs’ requests for $1,500 Service Awards for each of the three Plaintiffs (which shall be funded from the Fee and Expense Amount to the extent it is approved by the Court), as well as to consider such other matters as may properly come before the Court. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or the website of USAT at https://www.usatech.com/legal/ for any change in date, time or format of the Settlement Hearing.
Any Current USAT Shareholder who wishes to object to the Settlement, the Final Order and Judgment proposed to be entered, or the Fee and Expense Amount, or who otherwise wishes to be heard must: (i) file with the Prothonotary of the Court of Common Pleas, 201 West Market

Street, West Chester, Pennsylvania 19380 at least fourteen (14) days before the Settlement Hearing, (a) a notice of an intention to appear that includes proof of ownership of current USAT common stock, and (b) papers in support of the objection; and (ii) ensure such notice and papers in support of the objection have been served on and received by counsel identified below at least fourteen (14) calendar days prior to the Settlement Hearing.
James M. Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428
Counsel for Plaintiffs
M. Norman Goldberger
Laura E. Krabill
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599
Counsel for USA Technologies, Inc.
Unless the Court otherwise directs, anyone who does not make an objection in the manner provided shall be deemed to have waived his, her or its objection and shall forever be barred from making any such objection or otherwise contesting the terms of the Settlement.
Any inquiries regarding the Settlement, Fee and Expense Amount or Service Awards may be directed to Plaintiffs’ Counsel:
James M. Ficaro
The Weiser Law Firm, P.C.
Four Tower Bridge
200 Barr Harbor Dr., Suite 400
West Conshohocken, PA 19428
Phone: (610) 225-2677
DO NOT CALL OR WRITE THE COURT OR USAT REGARDING THIS SUMMARY
NOTICE. For general Court information, such as hours and accessibility, contact (610)
344-6000.

EXHIBIT E

IN THE COURT OF COMMON PLEAS OF CHESTER COUNTY PENNSYLVANIA

	:	CIVIL ACTION – LAW
PETER D’ARCY, CHIU JEN-TING, and	:
STAN EMANUEL, derivatively on	:
behalf of USA TECHNOLOGIES, INC.	:
:
Plaintiffs,	:
v.	:
:
	:	No. 2021-00638-TT
:
STEPHEN P. HERBERT, PRIYANKA	:
SINGH, MAEVE DUSKA, GEORGE	:
HARRUM, MICHAEL K. LAWLOR,	:
ALBIN F. MOSCHNER, STEVEN D.	:	EXHIBIT E
BARNHART, JOEL BROOKS, ROBERT	:
L. METZGER, WILLIAM J. REILLY, JR.,	:
and WILLIAM J. SCHOCH,	:
:
Defendants,	:
:
and	:
:
USA TECHNOLOGIES, INC.,	:
a Pennsylvania Corporation,	:
:
Nominal Defendant.	:

[PROPOSED] FINAL ORDER AND JUDGMENT
This Court having considered the Stipulation and Agreement of Settlement, fully executed on January 22, 2021, including all exhibits thereto (the “Stipulation”), between: (i) plaintiffs Peter D’Arcy, Chiu Jen-Ting, and Stan Emanuel (collectively, “Plaintiffs”); (ii) defendants Stephen P. Herbert, Priyanka Singh, Maeve Duska, George Harrum, Michael K. Lawlor, Albin F. Moschner, Steven D. Barnhart, Joel Brooks, Robert L. Metzger, William J. Reilly, Jr., and William J. Schoch (“Individual Defendants”); and (iii) nominal defendant USA Technologies, Inc. (“USAT” and together with the Individual Defendants, the “Defendants”), and having held a hearing on

_____________, 2021; and having considered all of the submissions and arguments with respect thereto, and for the reasons stated on the record:
IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:
1.       This Final Order and Judgment (“Judgment”) incorporates herein and makes a part hereof, the Stipulation, including the exhibits thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.
2.        This Court has jurisdiction over the subject matter of the Derivative Action, including all matters necessary to effectuate the Settlement.
3.        The record shows that notice of the Settlement has been given to Current USAT Shareholders in the manner approved by the Court in its Preliminary Approval Order dated ____________ ____, 2021. The Court finds that such notice of the Settlement: (i) constitutes the best notice practicable under the circumstances; (ii) constitutes notice that was reasonably calculated, under the circumstances, to apprise all Current USAT Shareholders of the pendency of the Derivative Action, the terms of the Settlement, and Current USAT Shareholders’ right to object to and to appear at the Settlement Hearing held on ______________, 2021; (iii) constitutes due, adequate, and sufficient notice to all persons or entities entitled to receive notice in accordance with Pa. R.C.P. 1506(d); and (iv) meets the requirements of due process.
4.       The Court hereby fully and finally approves the Settlement, pursuant to Pa. R.C.P. 1506(d), as set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable, adequate, and in the best interests of USAT and Current USAT Shareholders. This Court further finds the Settlement set forth in the Stipulation is the result of arms-length negotiations between experienced counsel representing the interests of Plaintiffs, USAT, Current

USAT Shareholders, and the Individual Defendants. The Court has considered any submitted objections to the Settlement and hereby overrules them.
5.         The Settling Parties are hereby directed to implement and consummate the Settlement according to the terms and provisions of the Stipulation.
6.       The Derivative Action is hereby dismissed in its entirety as to all Defendants, with prejudice, and without costs to any party to the Derivative Action, except as otherwise provided in the Stipulation.
7.        Upon the Effective Date, USAT, each of the Current USAT Shareholders (solely in their capacity as USAT shareholders) and Plaintiffs (acting on their own behalf and derivatively on behalf of USAT) shall be deemed to have, and by operation of this Final Order and Judgment shall have, fully, finally, and forever released, relinquished, discharged and dismissed with prejudice the Released Claims against the Released Persons and any and all causes of action or claims (including Unknown Claims) that have and could have been asserted in the Derivative Action by Plaintiffs, USAT or any Current USAT Shareholder derivatively on behalf of USAT against the Released Persons, based on the Individual Defendants’ acts and/or omissions in connection with, arising out of, or relating to, any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions occurring on or before February 6, 2019 or arising out of or relating to any transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, whether occurring before or after February 6, 2019, relating to USAT’s accounting or financial reporting, that was: (i) alleged in any complaint in the Derivative Action, including the Demands, or (ii) could have been alleged in any complaint in the Derivative Action, including the Demands, or in any other forum. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to the Stipulation against the Individual Defendants; or (c) bring any claim against any insurer for any Defendant.
8.        Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Final Order and Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel and all Current USAT Shareholders (solely in their capacity as USAT shareholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action, including the Demands, which any Defendant asserted or could have asserted against the Plaintiffs or Plaintiffs’ counsel. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation. Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment; (b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) pursue any claims against any insurer for any Defendant.
9.        Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of USAT and its shareholders), USAT and Current USAT Shareholders (solely in their capacity as USAT shareholders) shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims against any of the Individual Defendants or other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Further, nothing herein shall in any way impair or restrict the rights of USAT to: (a) assert any defenses, including rights of set-off or recoupment;

(b) receive any recovery in connection with any action brought by a non-shareholder non-party to this Agreement against the Individual Defendants; or (c) pursue any claims against any insurer for any Defendant.
10.        Neither the Stipulation (including any exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is, may be deemed to be or may be offered, attempted to be offered or used in any way as a presumption, a concession, admission, or evidence of, the validity of any of Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or USAT; or (ii) is, may be deemed to be, or may be offered, attempted to be offered or used in any way as a presumption, concession or admission, or evidence of, any fault, omission, wrongdoing, or liability of any of the Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.
11.        Plaintiffs’ Counsel is hereby awarded fees and expenses of $500,000.00 in the aggregate, which the Court finds to be fair, reasonable and adequate.
12.        Plaintiffs are awarded Service Awards in the amount of $1,500.00 each, which shall be funded from the fees and expenses awarded to Plaintiffs’ Counsel pursuant to Paragraph 11 above.

13.        The Court finds that all counsel in this Action complied with the Pennsylvania Rules of Professional Conduct and the Pennsylvania Rules of Court.
14.        Without affecting the finality of this Judgment, the Court shall retain jurisdiction with respect to implementation and enforcement of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.
15.        In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation.
16.        This Judgment is a final, appealable judgment and should be entered forthwith by the Prothonotary.
IT IS SO ORDERED.

DATED: _________________	______________________ , J.